POWER OF ATTORNEY

WHEREAS, the Vericimetry Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended.

NOW, THEREFORE, the undersigned hereby constitutes and appoints Glenn S. Freed, Carlos A. Elizondo, Michael V. Wible and Robert B. Van Grover as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 27th day of January, 2014.

Vericimetry Funds

	By:	/s/ Glenn S. Freed
Glenn S. Freed
President

STATE OF CALIFORNIA	)
) ss:
COUNTY OF ORANGE	)

On January 27, 2014, before me, Renee Zajac, a Notary Public in and for the State of California, personally appeared Glenn S. Freed who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature:	/s/ Renee Zajac
[notary seal]

POWER OF ATTORNEY

WHEREAS, the Vericimetry Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints Glenn S. Freed, Carlos A. Elizondo, Michael V. Wible and Robert B. Van Grover as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this this 28th day of January, 2014.

/s/ David G. Chrencik
David G. Chrencik
Trustee

STATE OF CALIFORNIA	)
) ss:
COUNTY OF ORANGE	)

On January 28, 2014, before me, Ana E. Galvez, a Notary Public in and for the State of California, personally appeared David G. Chrencik who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature:	/s/ Ana E. Galvez
[notary seal]

POWER OF ATTORNEY

WHEREAS, the Vericimetry Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints Glenn S. Freed, Carlos A. Elizondo, Michael V. Wible and Robert B. Van Grover as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this this 24th day of January, 2014.

/s/ Kenneth A. Merchant
Kenneth A. Merchant
Trustee

STATE OF CALIFORNIA	)
) ss:
COUNTY OF LOS ANGELES	)

On January 24, 2014, before me, Daniel Dingle, a Notary Public in and for the State of California, personally appeared Kenneth A. Merchant who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature:	/s/ Daniel Dingle
[notary seal]

POWER OF ATTORNEY

WHEREAS, the Vericimetry Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints Glenn S. Freed, Carlos A. Elizondo, Michael V. Wible and Robert B. Van Grover as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this this 24th day of January, 2014.

/s/ Brian K. Wing
Brian K. Wing
Trustee

STATE OF TEXAS	)
) ss:
COUNTY OF DALLAS	)

On January 24, 2014, before me, Amy Gossett, a Notary Public in and for the State of California, personally appeared Brian K. Wing who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature:	/s/ Amy Gossett
[notary seal]